NEUBERGER BERMAN
INCOME FUNDS (REGISTERED TRADEMARK)

                Supplement to the Prospectus dated March 1, 1999


NEUBERGER BERMAN HIGH YIELD BOND FUND

The following information is provided for pages 20-25:

Effective August 16, 1999, Neuberger Berman High Yield Bond Fund is co-managed by Theodore P. Giuliano, Catherine Waterworth and Robert S. Franklin. Susan Stang and Miriam Zussman are no longer with the firm.

The following supplements the "Management" sidebar on page 24:

CATHERINE WATERWORTH joined the firm in December 1998 and has co-managed the fund's assets since August 1999. Previously, she was a managing director of a major investment firm from 1995-98 and a senior officer at another firm prior to 1995.

ROBERT S. FRANKLIN has co-managed the fund's assets since July 1999. He was a vice president and high yield analyst at two other firms from 1988 to 1999.

      This Supplement is dated August 16, 1999 and replaces the Supplements dated July 15, 1999 and March 25, 1999.